UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3896

FPA PERENNIAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2013

Item 1. Report to Stockholders.

FPA Perennial Fund, Inc.

Annual Report

December 31, 2013

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Dear fellow shareholders,

For the fourth quarter, FPA Perennial Fund was up 7.43%. The S&P and the Russell 2500 had strong gains as well of 10.51% and 8.66%, respectively. We are proud of our returns over longer periods with strong absolute and relative performance for 5, 10, and 15 years, as shown on the table below.

Fund/Index	MTD	YTD	1 Year	3 Years**	5 Years**	10 Years**	15 Years**
FPA Perennial	2.11%	30.46%	30.46%	13.00%	21.18%	9.03%	11.27%
Russell 2500	2.54%	36.80%	36.80%	16.28%	21.77%	9.81%	9.67%
S&P 500	2.53%	32.39%	32.39%	16.18%	17.94%	7.41%	4.68%

Standout performers this year include Heartland Express (+50%) and Knight Transportation (+25%) both truckload carriers working to complete attractive acquisitions. Other winners in 2013 fit the description of light industrial or business services, with gains of +35-60% — suppliers of pumps, motors, valves, bar code printers, and industrial distributors.

We focus on owning high-quality businesses, firms with histories of earning high returns on capital with modest debt levels. These companies have leading market shares and top-tier management. They have demonstrable track records of wise allocation of the businesses' cash flow. In other words, they walk the talk.

Our approach to investing sometimes generates unusual looking portfolios. We make no attempt to manage portfolios which mimic the benchmark. We have no fear of tracking error. Our portfolios are always much more concentrated than the benchmark, with much of the weightings the result of owning only a dozen or so names. Five- to ten-year holding periods for individual securities are not unusual, as annual portfolio turnover has been very low, averaging about 15% over the past five years.

We believe the most important contributor to the long-term investment performance of the companies we own is growth in earnings, not changes in valuation (price/earnings ratio). Because growth is driven by earning high returns on capital and successful reinvestment of cash flow, it is necessary to own most of our portfolio securities for an extended period in order for this process to come to fruition.

Beyond the philosophical considerations, there are practical reasons we prefer low portfolio turnover. Trading has identifiable, real, and significant negative costs — "moving the price," broker commissions, and realizing taxable gains. In addition, excessive trading is a distraction from our highest priority focus, understanding the business operations of our portfolio companies.

Minimizing risk, especially in treacherous economic or stock market environments, is an important element of our investment process. We do this by emphasizing companies with relatively unleveraged balance sheets, operating in more predictable, less volatile sectors of the economy, with business models we can understand. Our companies' leading market shares and high operating margins help to reduce the volatility of their earnings. Diversified portfolios and modest relative valuations, typically lower than the market, also contribute to lower risk.

**  Annualized

A redemption fee of 2.00% will be imposed on redemptions within 90 days. Expense ratio calculated as of most recent prospectus is 1.02%. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data may be obtained by calling toll-free, 1-800-982-4372.

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

A comparison of the FPA Perennial portfolio with the benchmark shows the portfolio companies to be financially stronger and more profitable yet selling at a lower valuation.

	5-Year ROE[1]	10-Year EPS Growth[2]	Debt % Cap[3]	P/E4
FPA Perennial	19.3%	9.9%	34%	21.1	x
Russell 2500	10.1%	7.9%	45%	27.5	x

Source: BNY Mellon

Many commentators have noted the outperformance of quality stocks in recent years, though with widely varying definitions of quality and generally without our 35-year track record.

Last year The Leuthold Group, a financial research firm based in Minneapolis, published a study of stock quality and investment performance for the most recent 30-year period. We found Leuthold's research defined quality in a manner very consistent with the investment strategy we have followed over many years. Leuthold's screens for quality emphasize stable growth of revenue and income, with high operating margins, unleveraged balance sheets, and dividend growth, qualities we have highlighted in shareholder letters over many years.

The performance part of the study provides a response to the question: "what does owning a portfolio of high quality companies actually do for us?" Although Leuthold's back-testing of their quality stock hypothesis should not be a basis for personal investment decisions, it is worth noting that the quality companies identified by Leuthold have tended to outperform in very difficult markets and generally match the market in less exacting environments.

We are pleased to receive reader feedback to shareholder letters at the email address, perennial@fpafunds.com.

Thank you for your continued support and trust.

Eric S. Ende
President and Chief Investment Officer
January 16, 2014

1  ROE (Return on equity) measures a corporation's profitability by revealing how much profit a company generates with the money shareholders have invested.

2  (Earnings per share) is the portion of a company's profit allocated to each outstanding share of common stock.

3  Debt/Capital (Debt-to-Capital) for a fund's underlying stock holdings is calculated by dividing each security's long-term debt by its total capitalization.

4  Price/Earnings ratio (P/E) is the price of a stock divided by its earnings per share.

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA PERENNIAL FUND, INC.
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Perennial Fund, Inc. vs. Russell 2500 Index and S&P 500 for the Ten Years Ended December 31, 2013

The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Standard & Poors 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market. The indexes do not reflect any commissions, fees or other expenses of investing which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Indexes is computed on a total return basis which includes reinvestment of all distributions. It is not possible to invest directly in an index.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 10 and 14. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA PERENNIAL FUND, INC.
PORTFOLIO SUMMARY

December 31, 2013 (Unaudited)

Common Stocks		92.6%
Producer Durable Goods	26.1%
Retailing	21.9%
Business Services & Supplies	18.4%
Transportation	7.0%
Energy	6.4%
Health Care	5.9%
Technology	5.7%
Other Common Stocks	1.2%
Short-Term Investments		7.3%
Other Assets and Liabilities, net		0.1%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended December 31, 2012
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Aggreko plc	38,000
Heartland Express, Inc.	122,300
Knight Transportation, Inc.	128,900
L'Occitane International SA	645,800
NET SALES
Common Stocks
Life Technologies Corporation (1)	149,100

(1)  Indicates elimination from portfolio

FPA PERENNIAL FUND, INC.
PORTFOLIO OF INVESTMENTS

December 31, 2013

COMMON STOCKS	Shares	Fair Value
PRODUCER DURABLE GOODS — 26.1%
Franklin Electric Co., Inc.	254,400	$11,356,416
Graco Inc.	170,600	13,327,272
HNI Corporation	282,700	10,977,241
IDEX Corporation	159,550	11,782,768
Rotork plc (Great Britain)	18,600	884,006
WABCO Holdings, Inc.*	222,900	20,821,089
Zebra Technologies Corporation (Class A)*	222,900	12,054,432
		$81,203,224
RETAILING — 21.9%
CarMax, Inc.*	436,700	$20,533,634
L'Occitane International SA (Luxembourg)	1,135,800	2,416,869
O'Reilly Automotive, Inc.*	182,500	23,489,575
Signet Jewelers Limited (Bermuda)	273,300	21,508,710
		$67,948,788
BUSINESS SERVICES & SUPPLIES — 18.4%
Aggreko plc (Great Britain)	150,200	$4,250,810
CLARCOR, Inc.	137,200	8,828,820
Copart, Inc.*	401,300	14,707,645
Domino Printing Sciences plc (Great Britain)	180,196	2,282,795
Halma plc (Great Britain)	351,900	3,516,889
Landauer, Inc.	9,100	478,751
ScanSource, Inc.*	430,001	18,244,942
Spirax-Sarco Engineering plc (Great Britain)	99,185	4,911,086
		$57,221,738
TRANSPORTATION — 7.0%
Heartland Express, Inc.	595,700	$11,687,634
Knight Transportation, Inc.	548,700	10,063,158
		$21,750,792
ENERGY — 6.4%
FMC Technologies, Inc.*	199,300	$10,405,453
Noble Corporation	248,400	9,307,548
		$19,713,001
HEALTH CARE — 5.9%
Bio-Rad Laboratories, Inc. (Class A)*	76,200	$9,419,082
bioMerieux SA (France)	30,100	3,158,230
Sonova Holding AG (Switzerland)	17,700	2,380,632
Varian Medical Systems, Inc.*	42,300	3,286,287
		$18,244,231

FPA PERENNIAL FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2013

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
TECHNOLOGY — 5.7%
EVS Broadcast Equipment S.A. (Belgium)	47,558	$3,074,344
Maxim Integrated Products, Inc.	178,700	4,987,517
Microchip Technology Incorporated	218,100	9,759,975
		$17,821,836
OTHER COMMON STOCKS — 1.2%		$3,873,210
TOTAL COMMON STOCKS — 92.6% (Cost $115,526,256)		$287,776,820
SHORT-TERM INVESTMENTS — 7.3% (Cost $22,829,989)
State Street Bank Repurchase Agreement — 0% 01/02/2014 (Dated 12/31/2013, repurchase price of $12,830,000, collateralized by $13,390,000 principal amount U.S. Treasury Note — 3.75% 2043, fair value $13,088,725)	$12,830,000	$12,830,000
Exxon Mobil Corporation — 0.04% 01/02/14	10,000,000	9,999,989
		$22,829,989
TOTAL INVESTMENTS — 99.9% (Cost $138,356,245)		$310,606,809
Other assets less liabilities — 0.1%		313,968
NET ASSETS — 100%		$310,920,777

*  Non-income producing securities

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investments at value:
Investment securities — at fair value (identified cost $115,526,256)	$287,776,820
Short-term investments — at amortized cost (maturities 60 days or less)	22,829,989	$310,606,809
Cash		46
Receivable for:
Capital stock sold	$541,880
Dividends and accrued interest	62,168	604,048
		$311,210,903
LIABILITIES
Payable for:
Advisory fees and financial services	$195,390
Capital stock repurchased	80,616
Accrued expenses	14,120	290,126
NET ASSETS		$310,920,777
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — par value $0.01 per share; authorized 25,000,000 shares; 6,276,985 outstanding shares		$62,770
Additional paid-in capital		130,754,847
Undistributed net realized gain on investments		7,852,596
Unrealized appreciation of investments		172,250,564
NET ASSETS		$310,920,777
NET ASSET VALUE, offering and redemption price per share		$49.53

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends		$2,180,395
Interest		10,849
		$2,191,244
EXPENSES:
Advisory fees	$1,963,517
Financial services	294,864
Transfer agent fees and expenses	237,645
Directors fees and expenses	70,645
Reports to shareholders	68,420
Registration fees	52,304
Audit and tax services	44,000
Legal fees	42,426
Line of credit	38,021
Custodian fees and expenses	34,785
Insurance	5,758
Other fees and expenses	5,863	2,858,248
Net investment loss		$(667,004)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities	$38,721,053
Cost of investment securities sold	18,157,494
Net realized gain on investments		$20,563,559
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$115,183,466
Unrealized appreciation at end of year	172,250,564
Change in unrealized appreciation of investments		57,067,098
Net realized and unrealized gain on investments		$77,630,657
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$76,963,653

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2013		2012
CHANGES IN NET ASSETS
Operations:
Net investment income (loss)	$(667,004)		$101,853
Net realized gain on investments	20,563,559		11,625,702
Change in unrealized appreciation of investments	57,067,098		22,230,259
Change in net assets resulting from operations		$76,963,653		$33,957,814
Distributions to shareholders from: Net investment income	$(101,853)		—
Net realized capital gains	(21,617,599)	(21,719,452)	$(4,000,760)	(4,000,760)
Capital Stock transactions:
Proceeds from Capital Stock sold	$44,745,864		$30,591,964
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	19,184,879		3,452,019
Cost of Capital Stock repurchased*	(63,338,605)	592,138	(43,294,219)	(9,250,236)
Total change in net assets		$55,836,339		$20,706,818
NET ASSETS
Beginning of year		$255,084,438		234,377,620
End of year		$310,920,777		$255,084,438
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		981,105		778,773
Shares issued to shareholders upon reinvestment of dividends and distributions		438,250		93,097
Shares of Capital Stock repurchased		(1,350,261)		(1,109,975)
Change in Capital Stock outstanding		69,094		(238,105)

*  Net of redemption fees of $12,544 and $12,964 collected for the years ended December 31, 2013 and 2012, respectively.

See notes to financial statements.

FPA PERENNIAL FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31,
	2013	2012	2011	2010	2009
Per share operating performance:
Net asset value at beginning of year	$41.09	$36.36	$37.79	$30.64	$20.93
Income from investment operations:
Net investment income (loss)	—	$0.02	$(0.04)	$0.11	$(0.03)
Net realized and unrealized gain (loss) on investment securities	$11.98	5.35	(1.39)	7.15	9.74
Total from investment operations	$11.98	$5.37	$(1.43)	$7.26	$9.71
Less distributions:
Dividends from net investment income	$(0.02)	—	—	$(0.11)	— *
Distributions from net realized capital gains	(3.52)	$(0.64)	—	—	—
Total distributions	$(3.54)	$(0.64)	—	$(0.11)	— *
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$49.53	$41.09	$36.36	$37.79	$30.64
Total investment return**	30.46%	14.96%	(3.78)%	23.69%	46.40%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$310,921	$255,084	$234,378	$269,136	$239,344
Ratio of expenses to average net assets:
Before reimbursement from Adviser	0.96%	1.02%	1.00%	1.02%	1.09%
After reimbursement from Adviser	0.96%	1.02%	1.00%	1.02%	1.07%
Ratio of net investment income (loss) to average assets:
Before reimbursement from Adviser	(0.22)%	0.04%	(0.11)%	0.31%	(0.14)%
After reimbursement from Adviser	(0.22)%	0.04%	(0.11)%	0.31%	(0.12)%
Portfolio turnover rate	8%	2%	5%	3%	3%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 2013

NOTE 1 — Significant Accounting Policies

FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $20,552,010 for the year ended December 31, 2013. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2013.

Ordinary income	—
Long-term capital gains	$10,139,760

The tax status of distributions paid during the fiscal years ended December 31, 2013 and 2012 were as follows:

	2013	2012
Dividends from ordinary income	$387,112	—
Distributions from long-term capital gains	21,332,340	$4,000,760

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The cost of investment securities held at December 31, 2013, was $117,813,421 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2013, for federal income tax purposes was $169,963,399 and $0, respectively resulting in net unrealized appreciation of $169,963,399. As of and during the year ended December 31, 2013, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2010 or by state tax authorities for years ended on or before December 31, 2009.

During the year ended December 31, 2013, the Fund reclassified $612,768 of net operating losses between Undistributed Net Investment Income (Loss) and Additional Paid-in Capital, and $54,236 of net operating losses between Undistributed Net Investment Income (Loss) and Undistributed Net Realized Gain on Investments, to align reporting for book and tax.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended December 31, 2013, the Fund paid aggregate fees of $69,900 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended December 31, 2013, the Fund collected $12,544 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2013:

Level 1 — Quoted prices	$287,776,820	(1)(3)
Level 2 — Other significant observable inputs	22,829,989	(2)(3)
Level 3 — Significant unobservable inputs	—	(3)
Total investments	$310,606,809

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the year ended December 31, 2013.

NOTE 8 — Line of Credit

The Fund, along with FPA Paramount, Inc. (another mutual fund managed by the Adviser), has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 0.625%. In addition, the Fund and FPA Paramount Fund, Inc. pay a combined commitment fee of 0.125% per annum on any unused portion of the line of credit. During the year ended December 31, 2013, the Fund had no borrowings under the agreement.

NOTE 9 — Collateral Requirements

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2013, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$12,830,000	$12,830,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $13,088,725 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA PERENNIAL FUND, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA PERENNIAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 14, 2014

FPA PERENNIAL FUND, INC.
RENEWAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 5, 2013, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2014, on the recommendation of the Independent Directors, who met in executive session on August 5, 2013 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers and the senior analysts on their team, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers, Eric Ende and Steven Geist, who have managed the Fund since 1995, and Gregory A. Herr, who joined the Adviser in 2007 and was elected to serve as a portfolio manager in August 2013. The Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Morningstar Associates, LLC ("Morningstar"), regarding the Fund's performance relative to a peer group of mid-cap valuation-sensitive growth funds selected by Morningstar (the "Peer Group"). The Board and the Independent Directors noted the Fund's competitive investment performance when compared to the Peer Group. The Board and the Independent Directors concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors were provided information by the Adviser to enable consideration of the Fund's advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Fund, the extent to which economies of scale with respect to the management of the Fund, if any, would be realized, and whether the Fund is sharing, or will share, in those economies.

The Board and the Independent Directors reviewed comparative information relative to fees and expenses for the Fund and for the Peer Group. The Board and the Independent Directors noted that the Fund's advisory fees were below the median of those for the Peer Group and that the overall expense ratio of the Fund was at the median of that of the Peer Group. The Board and the Independent Directors noted that the Fund reimburses the Adviser for providing administrative and other financial services to the Fund and considered the administrative and other financial services provided by the Adviser and the reimbursement level in connection with their consideration of the overall services provided by the Adviser and its compensation. The Board and the Independent Directors compared the Fund's advisory fee with the advisory fees charged by the Adviser to other clients, noting that the fee rate charged to the Fund is currently lower than the fee rate charged by the Adviser to other clients managed in a similar style by the portfolio managers. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

FPA PERENNIAL FUND, INC.
RENEWAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors noted that the fee rate has a breakpoint at $50 million in Fund assets and discussed the fact that the fee rate does not have any additional breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints currently were not appropriate for the Fund given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the Adviser. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have increased significantly in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Directors considered information regarding the Adviser's representation that it has also made significant investments in increasing the portfolio management team to three, traders and other investment personnel who assist with the management of the Fund, and additions to administrative personnel and systems that enhance the quality of services provided to the Fund. The Board and the Independent Directors also noted that asset levels of the Fund are currently lower than they were four years ago, yet the Adviser has continued to make investments in personnel servicing the Fund. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in its service infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of a highly experienced portfolio management team, which has produced competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high-quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2014.

FPA PERENNIAL FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2013 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2013	$1,000.00	$1,000.00
Ending Account Value December 31, 2013	$1,144.10	$1,019.21
Expenses Paid During Period*	$10.38	$5.79

*  Expenses are equal to the Fund's annualized expense ratio of 0.96%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2013 (184/365 days).

FPA PERENNIAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (73)†	Director & Chairman* Years Served: 1	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick – (76)†	Director* Years Served: 5	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (69)†	Director Years Served: <1	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Nuverra Environmental Solutions, Inc., Kaiser Aluminum, Inc. and Wedbush, Inc.
A. Robert Pisano – (70)†	Director* Years Served: 1	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, Resources Global Professionals, The Motion Picture and Television Fund
Patrick B. Purcell – (70)†	Director* Years Served: 1	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Eric S. Ende – (69)	Director* President & Portfolio Manager Years Served: 30	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisers, Inc. from 1984 to 2006.	3
Steven R. Geist (59)	Executive Vice President & Portfolio Manager Year Served: 18	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisers, Inc. from 1992 to 2006.
J. Richard Atwood – (53)	Treasurer Years Served: 17	Chief Operating Officer of the Adviser.
Christopher H. Thomas – (56)	Chief Compliance Officer Years Served: 19	Vice President and Chief Compliance Officer of the Adviser.
Sherry Sasaki – (59)	Secretary Years Served: 31	Assistant Vice President and Secretary of the Adviser.
E. Lake Setzler – (46)	Assistant Treasurer Years Served: 8	Vice President and Controller of the Adviser.
Michael P. Gomez – (28)	Assistant Vice President Years Served: 1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11400 W. Olympic Blvd,. Suite 1200, Los Angeles, CA 90064.

FPA PERENNIAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

COUNSEL

K&L Gates LLP
San Francisco, California

TICKER SYMBOL: FPPFX
CUSIP: 302548102

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St.
Milwaukee, WI 53233-2301

(800) 638-3060

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2013 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.                                                         Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not Applicable

(c)                                  During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not Applicable

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                                                         Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Parcell, a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                                                         Principal Accountant Fees and Services.

		2012	2013
(a)	Audit Fees	$36,000	$36,000
(b)	Audit Related Fees	-0-	-0-
(c)	Tax Fees	$8,000	$8,160
(d)	All Other Fees	-0-	-0-

(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if: (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)

Disclose the percentage of services described in each of paragraphs (b) — (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) — (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)

If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees. All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)

Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None.

(h)

Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. Not Applicable.

Item 5.                   Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                   Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                   Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                 Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                 Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                                                  Exhibits.

(a)(1)      Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

(a)(2)      Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)      Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: February 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: February 21, 2014

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: February 21, 2014